Exhibit 10.15

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

FOURTEENTH ADDENDUM

TO THE RESEARCH AND LICENSE AGREEMENT

This Fourteenth Amendment to Research and License Agreement (the "Thirteenth Addendum") is made by and between the Technion Research and Development Foundation Ltd. ("TRDF") and Eloxx Pharmaceuticals Ltd. ("Licensee" or "Eloxx").

Whereas, TRDF and Eloxx are parties to a Research and License Agreement with an effective date of August 29th, 2013 (the "License Agreement"), as amended on November 26th, 2013 by the First Amendment, January 14th, 2014 by the Second Amendment, June 9th, 2014 by the Third Amendment, August 3rd, 2014 by the First Addendum, January 21st, 2015 by the Second Addendum, February 9th 2015 by the Third Addendum, April 29th, 2015 by the Fourth Addendum, July 23rd, 2015 by the Fifth Addendum, January 20th, 2016 by the Sixth Addendum, March 30th, 2016 by the Seventh Addendum, July 16th, 2017 by the Eighth Addendum, July 16th, 2017 by the Ninth Addendum, June 21st, 2018 by the Tenth Addendum, August 30th, 2018 by the Eleventh Addendum, July 24th, 2019 by the Twelfth Addendum and May 19, 2021 by the Thirteenth Addendum (collectively, the "Agreement"); and

Whereas, the parties desire to extend and continue the Research Period and the Research for a seventh year; and

Whereas, the parties desire to continue the relationship contemplated by the Agreement and therefore to further amend the Agreement as set forth herein;

NOW, THEREFORE, the parties hereby agree as follows:

1.
Unless otherwise defined herein, capitalized terms used in this Thirteenth Addendum shall have the meaning assigned thereto in the Agreement.

2.
The parties wish to amend certain terms of consideration, as set forth in Section 6 of the Agreement, Consideration for Grant of License, as follows:

a.
Sections 6.1.2 and 6.1.3 will be deleted in their entirety and replaced with the following:

“6.1.2 [***] upon the first dosing of a patient in a Pivotal Study with respect to such Licensed Product;

6.1.3 [***] upon the first approval of an NDA (New Drug Application) with respect to such licensed Product;”

b.
Section 6.3, Non-Royalty Sublicense Income, shall be deleted in its entirety and replaced by the following:

“6.3 Sublicensing Fees from Non-Royalty Sublicense Income. As partial consideration for the license granted hereunder, Licensee shall pay [***] sublicensing fees in the following amounts:

(a)
For Non-Royalty Sublicense Income of up to One Hundred Million US Dollars ($100,000,000) – [***] of such Non-Royalty Sublicense Income;
(b)
For Non-Royalty Sublicense Income between One Hundred Million US Dollars and Two Hundred and Fifty Million US Dollars ($100,000,000 -

$250,000,000) – [***] of such Non-Royalty Sublicense Income;

(c)
For Non-Royalty Sublicense Income between Two Hundred and Fifty Million US Dollars and Four Hundred Million US Dollars ($250,000,000

- $400,000,000) – [***] of such Non-Royalty Sublicense Income;

(d)
For Non-Royalty Sublicense Income over Four Hundred Million US Dollars ($400,000,000) – [***] of such Non-Royalty Sublicense Income.”

3.
The parties wish to amend the development milestones; accordingly Exhibit B to the Agreement is hereby replaced with the new Exhibit B attached to this Fourteenth Addendum.

4.
Except as amended herein, all other terms and conditions of the Agreement shall remain in full force and effect.

Exhibit 10.15

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

ELOXX PHARMACEUTICALS LTD.

By: /s/ Sumit Aggarwal

Name: Sumit Aggarwal, President & CEO

Exhibit 10.15

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

THE TECHNION RESEARCH & DEVELOPMENT FOUNDATION LTD

By: /s/ Rona Samler /s/ Avigail Arenshtein

Name:

Exhibit 10.15

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.15

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Date:

Exhibit 10.15

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

02/09/2025

Exhibit 10.15

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Date: 9th of February, 2025

Exhibit 10.15

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

By:

Name:

Date: 9th of February, 2025

Exhibit B

Development Milestones

[***]